Item 1. Report to Shareholders

DECEMBER 31, 2004

Annual Report

T. ROWE PRICE INSTITUTIONAL LARGE-CAP GROWTH FUND

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Institutional Large-Cap Growth Fund


Dear Investor

A late-inning rally saved the game for large-cap growth stocks in 2004. Through the end of September, large-caps were basically flat for the year, reflecting the market's curveballs, such as rising short-term interest rates, higher oil prices, and uncertainty surrounding the U.S. presidential election. However, in the final quarter, falling energy prices and conclusive election results sparked a seventh-inning rally that allowed strong profit growth (the market's cleanup batter) to drive 12-month returns into double-digits.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Large-Cap
Growth Fund                                           6.90%               11.09%

Russell 1000 Growth Index                             3.47                 6.30

Lipper Large-Cap Growth
Funds Index                                           5.16                 7.45


The Institutional Large-Cap Growth Fund gained 11.09% for the year, solidly ahead of the 6.30% return for the Russell 1000 Growth Index and the 7.45% advance for the Lipper Large-Cap Growth Funds Index. In the past six months, the portfolio returned 6.90%, which was well ahead of both the style-specific Russell benchmark and its average competitor. One of the primary factors in our strong second-half relative performance was stock selection, especially in health care and financials.


MARKET ENVIRONMENT

Investors struggled with a number of issues during 2004. First, the rate of corporate profit growth slowed during the second half and profits are now forecast to slow further in 2005. As discussed in our midyear report, a healthier global economy ignited demand for commodities, which sparked inflation fears for the first time since 2000. Additionally, energy prices were particularly disconcerting; strong demand, coupled with political turmoil in several oil-supplying countries, drove oil and gas prices to multi-year highs.

A pullback in oil prices and conclusive election results led to dramatically improved investor sentiment in the fourth quarter. The ensuing rally accounted for all of the portfolio's annual gains. Across large-, mid-, and small-caps the value style of investing again dominated growth. In the large-cap universe, value-oriented sectors including energy, utilities, and telecommunications services were strong performers, while growth sectors, such as technology and health care, fared poorly. For a fifth consecutive year, small- and mid-cap stocks outpaced large-caps.


STRATEGY REVIEW

Your portfolio's long-term results are driven by an investment philosophy that favors select companies offering sustainable earnings and cash-flow growth. This strategy looks for businesses that dominate a lucrative niche, giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these firms, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we've selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices that we believe will generate compelling returns.


INVESTMENT REVIEW

Portfolio Characteristics
--------------------------------------------------------------------------------

                                             Institutional              Russell
                                                 Large-Cap                 1000
                                                    Growth               Growth
As of 12/31/04                                        Fund                Index
--------------------------------------------------------------------------------

Earnings Growth Rate
(annualized)
  Past 5 Years                                        10.8%                12.0%

  Projected 5 Years(1)                                15.1                 14.1

Return on Equity
(annualized)
  Past 5 Years                                        16.6                 14.0

Long-Term Debt as
Percent of Capital                                    18.3                 16.9

P/E Ratio
(based on next 12 months'
estimated earnings)(1)                               20.0X                19.2X

(1) Source data: IBES. Forecasts are in no way indicative of future investment returns.

Your portfolio's second-half performance benefited from Internet holdings. While longstanding positions in Yahoo! and eBay continued to generate impressive results, Google's post-IPO performance was the stand-out. As the market environment improved and investors began to understand the potential of Google's targeted advertising business, the shares more than doubled from the $85 IPO price. Google's shares closed the year at $193.10. While the firm's growth prospects are more realistically reflected in its current share price, we continue to have confidence in the longer-term outlook for Google's search-related initiatives. In contrast to other Internet holdings, IAC/InterActiveCorp's returns were disappointing, reflecting challenging fundamentals in its online travel business. We believe management is addressing those challenges, and Chairman and CEO Barry Diller's plan to split the company in two has merit. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Within the health care sector, services companies WellPoint and UnitedHealth Group were significant contributors. Stringent cost-control initiatives and increasing medical margins combined with low-double-digit premium increases and modest enrollment growth to provide earnings and cash-flow growth of more than 20% per share.

Pharmaceutical stocks performed poorly in 2004. However, our modest exposure to the industry was an important relative performance driver. In our letter to you at the end of 2003, we said, "Despite increasingly attractive valuations, we believe pharmaceutical companies offer limited growth in future years because of patent expirations, poor research and development productivity, and pricing pressure." The statement continues to reflect our current opinion, and although valuations are even lower today, we do not own any traditional pharmaceutical companies--we eliminated Pfizer and Forest Laboratories in the second half. Both were among the portfolio's largest detractors since June. While we acknowledge there may be short-term trading opportunities in the stocks reflecting low valuations and limited fundamental expectations, our research suggests that pharmaceuticals are unlikely to offer the type of growth consistent with rewarding long-term investments.

We have maintained exposure to biotechnology stocks, including Gilead Sciences and Amgen, which was a top contributor. Additionally, over the course of the year we initiated positions in Biogen Idec and Elan Pharmaceuticals. Biogen and Elan co-developed and are launching Tysabri, a drug to treat multiple sclerosis that we believe offers tremendous potential.

Sector Diversification
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Information Technology                                31.5%                29.4%

Consumer Discretionary                                17.3                 16.3

Financials                                            13.3                 15.8

Health Care                                           18.0                 13.4

Industrials and Business Services                     11.3                 12.5

Consumer Staples                                       3.6                  5.3

Energy                                                 2.2                  3.0

Telecommunications Services                            2.3                  2.8

Materials                                              0.0                  0.6

Utilities                                              0.0                  0.0

Reserves and Other                                     0.5                  0.9
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.


During the last six months, we continued to build our position in Wal-Mart and remain confident the retailing giant can generate 8% to 9% store growth and low- to mid-single-digit comparable-store sales growth domestically, augmented by more rapid growth in international markets. Modest gross-margin expansion and share buy-backs should allow the company to generate significant per share earnings growth. This is consistent with our longstanding view of Wal-Mart's potential. We viewed the stock's recent weakness, which stemmed from concerns about the impact higher gasoline prices may have on Wal-Mart's customer base, as an opportunity to add to our position.


OUTLOOK

We think 2005 will yield moderate gains for large-cap growth stock investors for several reasons. The economic expansion has translated into stronger employment, allowing the recovery to become more self sustaining. In last year's annual report, we stated, "We believe the recovery is here, and is likely to persist into 2005." We still feel that way. We expect corporate profit growth to slow, as it did in the mid-cycle slowdown in 1995, which is normal as an economic expansion ages. We also believe inflation expectations will not force the Federal Reserve off its "measured" path of short-term interest rate increases. If inflation and long-term interest rates stabilize near or slightly above current levels, the environment should remain positive for stocks in 2005.

On a historical basis, large-cap growth stocks are reasonably valued relative to the current level of long-term interest rates. However, if rates rise more rapidly than the market anticipates, or if earnings growth disappoints, there is downside risk to stock prices. Furthermore, external shocks, including acts of terrorism or major oil supply disruptions, could derail the market.

However, our base-case scenario is optimistic. It seems that it is large growth's turn at the plate. As economic recoveries progress, market leadership often shifts from small and mid-size companies to large companies. Additionally, decreased risk-aversion tends to favor growth-style investing over value. Regardless of the vagaries of economic and market cycles, we remain confident in the rewards of a strategy based on finding and holding companies that offer solid earnings and cash-flow growth.

Respectfully submitted,


Robert W. Sharps
Chairman of the portfolio's Investment Advisory Committee


Robert W. Smith
Investment Advisory Committee member


Larry J. Puglia
Investment Advisory Committee member

January 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.


Risks of Stock Investing

The portfolio's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book values and higher forecast growth values.

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T. Rowe Price Institutional Large-Cap Growth Fund


 Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

Microsoft                                                                   4.3%

GE                                                                          4.2

UnitedHealth Group                                                          3.4

Dell                                                                        3.1

State Street                                                                3.1

Citigroup                                                                   2.9

International Game Technology                                               2.8

Wal-Mart                                                                    2.5

WellPoint                                                                   2.5

Intel                                                                       2.2

Transocean                                                                  2.1

American International Group                                                2.1

AmeriTrade                                                                  1.9

Xilinx                                                                      1.9

Nextel Communications                                                       1.8

Danaher                                                                     1.8

UPS                                                                         1.8

Tyco International                                                          1.8

SLM Corporation                                                             1.8

Gilead Sciences                                                             1.7

Amgen                                                                       1.6

Sysco                                                                       1.6

Accenture                                                                   1.6

Analog Devices                                                              1.6

Rogers Communications                                                       1.6
--------------------------------------------------------------------------------

Total                                                                      57.7%


--------------------------------------------------------------------------------
Major Portfolio Changes

Listed in descending order of size

Six Months Ended 12/31/04

TEN LARGEST PURCHASES
--------------------------------------------------------------------------------

Wal-Mart

Tyco International*

Rogers Communications*

Google*

Nextel Partners*

Microsoft

Elan*

State Street

Intel

International Game Technology
--------------------------------------------------------------------------------

TEN LARGEST SALES
--------------------------------------------------------------------------------

Pfizer**

Forest Laboratories**

Research In Motion**

Harley-Davidson**

EchoStar Communications

eBay

Boston Scientific**

GE

Google

VERITAS Software**
--------------------------------------------------------------------------------

* Position added
** Position eliminated


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T. Rowe Price Institutional Large-Cap Growth Fund
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Institutional Large-Cap Growth Fund
--------------------------------------------------------------------------------

                                                                          As of
                                                                       12/31/04
                                                                       --------

Institutional Large-Cap Growth Fund                        $             13,167

Russell 1000 Growth Index                                  $             10,881

Lipper Large-Cap Growth Funds Index                        $             10,756


                                                                         Lipper
                            Institutional                             Large-Cap
                                Large-Cap     Russell 1000         Growth Funds
                              Growth Fund     Growth Index                Index

10/31/01                   $       10,000  $        10,000      $        10,000

12/01                              11,400           10,940               10,967

12/02                               8,557            7,890                7,884

12/03                              11,853           10,237               10,010

12/04                              13,167           10,881               10,756


Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                              1 Year             10/31/01
--------------------------------------------------------------------------------

Institutional Large-Cap Growth Fund                  11.09%                9.08%

Russell 1000 Growth Index                             6.30                 2.70

Lipper Large-Cap Growth Funds Index                   7.45                 4.43

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown were earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing performance, investors should consider both short- and long-term returns.


Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.





T. Rowe Price Institutional Large-Cap Growth Fund
--------------------------------------------------------------------------------

                                                                       Expenses
                                    Beginning           Ending      Paid During
                                      Account          Account          Period*
                                        Value            Value        7/1/04 to
                                       7/1/04         12/31/04         12/31/04
--------------------------------------------------------------------------------
 Actual                             $1,000.00        $1,069.00            $3.38

 Hypothetical
 (assumes 5% return
 before expenses)                    1,000.00         1,021.87             3.30

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.65%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

Financial Highlights

T. Rowe Price Institutional Large-Cap Growth Fund

                                For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           Year                                        10/31/01
                          Ended                                         Through
                       12/31/04        12/31/03        12/31/02        12/31/01

NET ASSET VALUE

Beginning of period $     11.75     $      8.49     $     11.39     $   10.00

Investment
activities
  Net investment
  income (loss)            0.05*            --*             --*          0.01*

  Net realized and
  unrealized
  gain (loss)              1.25            3.27           (2.84)         1.39

  Total from
  investment
  activities               1.30            3.27           (2.84)         1.40

Distributions
  Net investment
  income                  (0.07)          (0.01)           --           (0.01)

  Net realized
  gain                    (0.13)           --             (0.06)         --

  Total
  distributions           (0.20)          (0.01)          (0.06)        (0.01)

NET ASSET VALUE

End of period       $     12.85     $     11.75     $      8.49     $   11.39
                    ------------------------------------------------------------
Ratios/Supplemental
Data

Total return^             11.09%*         38.52%*        (24.94)%*      14.00%*

Ratio of total
expenses to
average net assets         0.65%*          0.65%*          0.65%*        0.65%*+

Ratio of net
investment
income (loss)
to average
net assets                 0.65%*          0.14%*          0.07%*        0.36%*+

Portfolio
turnover rate              66.9%           73.3%           91.3%         98.2%+

Net assets,
end of period
(in thousands)      $    57,774     $    23,641     $     6,511     $   2,281


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 4/30/07.

+    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price Institutional Large-Cap Growth Fund

December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  99.1%

CONSUMER DISCRETIONARY  16.3%

Hotels, Restaurants & Leisure  4.3%

Carnival                                            15,250                  879

International Game Technology                       47,100                1,619

                                                                          2,498

Internet & Catalog Retail  1.3%

eBay *                                               6,300                  733

                                                                            733

Media  6.1%

EchoStar Communications
  Class A                                           16,300                  542

Fox Entertainment Group
  Class A *                                         25,800                  807

Liberty Media, Class A *                            56,400                  619

Rogers Communications, Class B                      34,500                  902

Scripps, Class A                                    13,200                  637

                                                                          3,507
Multiline Retail  2.3%

Kohl's *                                            10,400                  511

Target                                              16,000                  831

                                                                          1,342

Specialty Retail  2.3%

Best Buy                                            13,800                  820

Home Depot                                          12,700                  543

                                                                          1,363

Total Consumer Discretionary                                              9,443



CONSUMER STAPLES  5.3%

Food & Staples Retailing  5.3%

Sysco                                               24,700                  943

Wal-Mart                                            27,500                1,453

Walgreen                                            17,100                  656

Total Consumer Staples                                                    3,052


ENERGY  3.0%

Energy Equipment & Services  3.0%

Schlumberger                                         7,600                  509

Transocean *                                        28,900                1,225

Total Energy                                                              1,734


FINANCIALS  15.8%

Capital Markets  7.5%

AmeriTrade *                                        77,000                1,095

Franklin Resources                                  10,200                  711

Morgan Stanley                                      14,200                  788

State Street                                        36,000                1,768

                                                                          4,362

Consumer Finance  3.3%

American Express                                    15,100                  851

SLM Corporation                                     19,400                1,036

                                                                          1,887

Diversified Financial Services  2.9%

Citigroup                                           34,500                1,662

                                                                          1,662

Insurance  2.1%

American International Group                        18,200                1,195

                                                                          1,195
Total Financials
                                                                          9,106

HEALTH CARE  13.4%

Biotechnology  4.8%

Amgen *                                             14,700                  943

Biogen Idec *                                       13,400                  892

Gilead Sciences *                                   27,800                  973

                                                                          2,808

Health Care Equipment & Supplies  1.3%

Medtronic                                           14,800                  735

                                                                            735

Health Care Providers & Services  5.9%

UnitedHealth Group                                  22,600                1,990

WellPoint *                                         12,400                1,426

                                                                          3,416

Pharmaceuticals  1.4%

Elan ADR *                                          29,000                  790

                                                                            790

Total Health Care                                                         7,749


INDUSTRIALS & BUSINESS SERVICES  12.5%

Air Freight & Logistics  1.8%

UPS, Class B                                        12,300                1,051

                                                                          1,051

Airlines  0.7%

Southwest Airlines                                  24,600                  401

Commercial Services & Supplies  2.1%

Apollo Group, Class A *                              9,200                  743

ChoicePoint *                                       10,200                  469

                                                                          1,212

Industrial Conglomerates  6.1%

GE                                                  67,100                2,449

Tyco International                                  29,100                1,040

                                                                          3,489

Machinery  1.8%

Danaher                                             18,500                1,062

                                                                          1,062

Total Industrials & Business Services                                     7,215


INFORMATION TECHNOLOGY  29.4%

Communications Equipment  4.2%

Cisco Systems *                                     39,400                  760

Corning *                                           69,400                  817

Juniper Networks *                                  31,800                  865

                                                                          2,442
Computers & Peripherals  3.1%

Dell *                                              42,000                1,770

                                                                          1,770

Internet Software & Services  4.2%

Google, Class A *                                    3,450                  666

IAC/InterActiveCorp *                               32,100                  887

Yahoo! *                                            22,700                  855

                                                                          2,408

IT Services  2.9%

Accenture, Class A *                                34,500                  932

Affiliated Computer Services
  Class A *                                         12,000                  722

                                                                          1,654
Semiconductor & Semiconductor Equipment  7.7%

Analog Devices                                      24,500                  904

Applied Materials *                                 34,900                  597

Intel                                               55,100                1,289

Maxim Integrated Products                           14,200                  602

Xilinx                                              36,400                1,079

                                                                          4,471

Software  7.3%

Mercury Interactive *                                8,400                  383

Microsoft                                           93,200                2,489

Oracle *                                            59,000                  809

Red Hat *                                           39,600                  529

                                                                          4,210

Total Information Technology                                             16,955


MATERIALS  0.6%

Chemicals  0.6%

Monsanto                                             6,700                  372

Total Materials                                                             372


TELECOMMUNICATION SERVICES  2.8%

Wireless Telecommunication Services  2.8%

Nextel Communications
  Class A *                                         35,500                1,065

Nextel Partners, Class A *                          29,100                  569

Total Telecommunication Services                                          1,634

Total Common Stocks (Cost  $50,834)                                      57,260


SHORT-TERM INVESTMENTS  0.8%

Money Market Fund  0.8%

T. Rowe Price Reserve
Investment Fund, 2.28% #+                          461,341                  461

Total Short-Term Investments (Cost  $461)                                   461

Total Investments in Securities

99.9% of Net Assets (Cost $51,295)                                 $     57,721
                                                                   ------------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company--See Note 4

ADR  American Depository Receipts


The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Institutional Large-Cap Growth Fund

December 31, 2004

(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $461)                         $                461

  Non-affiliated companies (cost $50,834)                                57,260

  Total investments in securities                                        57,721

Other assets                                                                 83

Total assets                                                             57,804

Liabilities

Total liabilities                                                            30

NET ASSETS                                                 $             57,774
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $                 18

Net unrealized gain (loss)                                                6,426

Paid-in-capital applicable to 4,496,546 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       51,330

NET ASSETS                                                 $             57,774
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              12.85
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Institutional Large-Cap Growth Fund

($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04

Investment Income (Loss)

Dividend income                                            $                466

Expenses
  Investment management                                                     196

  Custody and accounting                                                     97

  Legal and audit                                                            13

  Prospectus and shareholder reports                                          6

  Registration                                                                6

  Directors                                                                   5

  Miscellaneous                                                               5

  Reductions/repayments of fees and expenses
    Investment management fees (waived) repaid                              (96)

  Total expenses                                                            232

Net investment income (loss)                                                234

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                      800

Change in net unrealized gain (loss) on securities                        3,414

Net realized and unrealized gain (loss)                                   4,214

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              4,448
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Institutional Large-Cap Growth Fund

($ 000s)
                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $           234      $            14

  Net realized gain (loss)                             800                  224

  Change in net unrealized gain (loss)               3,414                3,043

  Increase (decrease) in net assets from
  operations                                         4,448                3,281

Distributions to shareholders
  Net investment income                               (317)                 (19)

  Net realized gain                                   (588)                --

  Decrease in net assets from distributions           (905)                 (19)

Capital share transactions *
  Shares sold                                       31,498               14,329

  Distributions reinvested                             902                   19

  Shares redeemed                                   (1,810)                (480)

  Increase (decrease) in net assets from capital
  share transactions                                30,590               13,868

Net Assets

Increase (decrease) during period                   34,133               17,130

Beginning of period                                 23,641                6,511

End of period                              $        57,774      $        23,641
                                           ------------------------------------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information
  Shares sold                                        2,557                1,294

  Distributions reinvested                              71                    2

  Shares redeemed                                     (144)                 (50)

  Increase (decrease) in shares outstanding          2,484                1,246

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Institutional Large-Cap Growth Fund

December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use the closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $3,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Subscriptions
Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2004, the fund accepted $14,053,000 of in-kind subscriptions.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a onetime special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $204,000, represents 43.8% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $53,787,000 and $23,870,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:
--------------------------------------------------------------------------------

Ordinary income                                            $            634,000

Long-term capital gain                                                  271,000

Total distributions                                        $            905,000
                                                           --------------------


At December 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $          6,883,000

Unrealized depreciation                                                (457,000)

Net unrealized appreciation (depreciation)                            6,426,000

Undistributed long-term capital gain                                     18,000

Paid-in capital                                                      51,330,000

Net assets                                                 $         57,774,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $102,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net investment income                        $             83,000

Undistributed net realized gain                                         (83,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $51,295,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2004, investment management fee payable totaled $14,000.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. Through April 30, 2009, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $148,000 remain subject to repayment by the fund through April 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $3,000 for T. Rowe Price Services. At period-end, a total of $5,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $8,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $461,000 and $466,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 204,930 shares of the fund, representing less than 1% of the fund's net assets.

T. Rowe Price Institutional Large-Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Institutional Large-Cap Growth Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $362,000 from short-term capital gains,

o $310,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $456,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $442,000 of the fund's income qualifies for the dividends-received deduction.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Large-Cap Growth Fund

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors
Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1996
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1996
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors
Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy, CFA
(1953)
1997
[43]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
1996
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Institutional Equity Funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers
Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Preston G. Athey, CFA, CIC (1949)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, Institutional Equity Funds
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Henry H. Hopkins (1942)
Vice President, Institutional Equity Funds
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Institutional Equity Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Charles G. Pepin (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Institutional Equity Funds
Chief Investment Officer, Director, and Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert W. Smith (1961)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

John F. Wakeman (1962)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Wallack (1960)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Investment Services, Inc., Distributor.

42431                                                   E139-050 12/31/04


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,960                $8,680
     Audit-Related Fees                         980                   446
     Tax Fees                                 1,887                 2,254
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005